UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 25, 2007 (July 20, 2007)
Date of Report (Date of earliest event reported)
STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)
Virginia (State or other jurisdiction of incorporation)	0-24015 (Commission File No.)	54-1890464 (IRS Employer Identification No.)
14040 Park Center Road
Herndon, Virginia 20171
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (703) 674-5500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events
On July 20, 2007, SteelCloud, Inc. (the "Company") announced that Mr. Robert Richmond, the Company's Chief Operating Officer, will complete his one year service agreement on September 18, 2007, prior to his acceptance of a new career opportunity.
A copy of the press release is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99.1	Press Release entitled "SteelCloud announces Robert Richmond will complete his one year service agreement on September 18, 2007", dated July 20, 2007.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.
STEELCLOUD, INC.

By:	/s/ Clifton W. Sink
Clifton W. Sink, Chief Executive Officer
July 25, 2007
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